MERGER AND FINANCING AGREEMENT WITH NEUTRON ENERGY	3 Months Ended
Mar. 31, 2012
MERGER AND FINANCING AGREEMENT WITH NEUTRON ENERGY
MERGER AND FINANCING AGREEMENT WITH NEUTRON ENERGY

10.                               MERGER AND FINANCING AGREEMENT WITH NEUTRON ENERGY

In March 2012, the Company executed a merger agreement to acquire 100% of the equity (the “Transaction”) of Neutron Energy, Inc. (“Neutron”). As part of the Transaction, Resource Capital Fund V L.P. (“RCF”) has agreed to provide $20 million in funding to retire the majority of Neutron’s outstanding debt owed to RMB Australia Holdings Limited (“RMB”). The remainder of Neutron debt owed to RMB will be converted into URI common stock, resulting in URI acquiring Neutron on a debt-free basis. The Transaction, which has been unanimously approved by the Boards of Directors of both URI and Neutron, is subject to shareholder approval of each company.

In connection with the Transaction, URI has also entered into an investment agreement with RCF pursuant to which RCF provided $10 million in funding to URI through the purchase of 10.3 million shares of the Company’s common stock. This $10 million capital infusion was completed on March 9, 2012. Upon closing of the Transaction, URI, at its option, can receive an additional $5 million in financing from RCF through the sale of additional shares of the Company’s common stock.

Under the terms of a credit and funding agreement, the Company has agreed to fund the operating and development budgets for Neutron, up to $4.5 million prior to the closing of the Transaction. In connection with the credit and funding agreement, the Company and Neutron entered into a pledge and security agreement pursuant to which the Company has acquired a security interest in all personal property and fixtures of Neutron to secure the loans provided pursuant to the credit and funding Agreement.  Pursuant to an intercreditor agreement among the Company, Neutron, RMB and certain other parties, the Company and RMB have agreed to share (in the event the Transaction is not consummated and the Company’s and RMB’s loans to Neutron are foreclosed) in the collective collateral securing RMB’s existing approximately $28 million loan to Neutron and the Company’s up to $4.5 million loan.   RMB and the Company would share in the proceeds of any foreclosure on a pari passu basis.  The Company has agreed that it may not institute foreclosure proceedings without the consent of RMB until the passage of 180 days.  At March 31, 2012 the Company had provided $917,000 to Neutron under the terms of the credit and funding agreement with such funding recorded as a note receivable. Repayment of the note receivable and accrued interest are due to the Company at the earliest of (i) the closing of the transaction, (ii) the termination of the merger agreement or (iii) October 31, 2012.  Interest on the amount funded accrues at the rate of LIBOR plus 7%.  Through May 10, 2012, the Company had provided a total of $2.4 million in funding under the terms of the credit and funding agreement.

In January and February, 2012, prior to the execution of the merger agreement, the Company purchased certain assets from Neutron for $200,000.